August 13, 2009 Exhibit 99.1

Disclaimer SECURITIES LAW MATTERS Stockholders of Inter-Atlantic Financial, Inc. ("Inter-Atlantic") are urged to read the proxy statement regarding the proposed stock purchase transaction between Inter- Atlantic and Patriot Risk Management Inc. ("Patriot") when it becomes available because it will contain important information (the "Proxy Statement"). Stockholders will be able to obtain a free copy of the Proxy Statement, as well as other filings containing information about Inter-Atlantic and Patriot, without charge, at the Securities and Exchange Commission's website: www.sec.gov. Copies of the Proxy Statement and other filings with the Securities and Exchange Commission can also be obtained, without charge, by writing, e-mailing or calling Morrow & Co., LLC, 470 West Avenue, Stamford, CT 06902; email Inter- Atlantic.info@morrowco.com; or by calling 800-607-0088. Inter-Atlantic and Patriot, their respective directors and executive officers and other persons including Morgan Joseph & Co. Inc. may be deemed to be participants in the solicitations of proxies from the stockholders of Inter-Atlantic in respect of the proposed Inter-Atlantic-Patriot stock purchase transaction. Information regarding Inter-Atlantic's directors and executive officers is available in its Form 10-K filed with the Securities and Exchange Commission on March 27, 2009 and information regarding Patriot's directors and executive officers is available on its website: http://www.prmigroup.com. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement. This presentation is being filed with the Securities Exchange Commission pursuant to Rule 14a-12 of the Securities Exchange Act of 1934. FORWARD-LOOKING STATEMENTS The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements. This presentation or any other written or oral statements made by or on behalf of Inter-Atlantic and Patriot may include forward-looking statements that reflect Inter-Atlantic's and Patriot's current views with respect to future events and financial performance. All statements other than statements of historical fact included in this presentation are forward-looking statements. You can generally identify these statements by forward-looking words such as "may," "expect," "anticipate," "contemplate," "believe," "estimate," "intends," and "continue" or similar words. You should read statements that contain these words carefully because they discuss future expectations, contain information which could impact future results of operations or financial condition, or state other "forward-looking" information. Further, estimations of future gross revenue and profit are inherently unreliable. In the case of Patriot, estimates of gross revenue and profit are subject to meeting objectives with regard to business generation and increasing the revenue generated from Patriot's alternative market and insurance services business. The alternative market revenue growth that we are seeking is expected to be derived from a limited number of larger premium accounts, and our estimated growth is dependent upon generating these larger accounts. Our growth objectives would be adversely affected if we are unable to generate these new accounts. We caution you that these objectives may not materialize and are not indicative of the actual results that Patriot will achieve. Many factors and future developments may cause Patriot's actual results to differ materially and significantly from the information contained in this presentation. For more information on these factors and future developments, see "Risk Factors" and "Forward-Looking Statements" in the Proxy Statement when it becomes available. We believe it is important to communicate our expectations to Inter-Atlantic stockholders. However, there may be events in the future that we are not able to accurately predict or over which we have no control. The risks, uncertainties and events that may cause actual results to differ materially from those expectations as in the forward-looking statements, include among other things negative cash flow and losses; reliance on a limited number of customers; continued compliance with government regulations, and changes in government regulations, legislation or regulatory environments; requirements or changes affecting the businesses in which Patriot is engaged; actions by competitors; dependence on its key management personnel; and general economic conditions. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this document. All forward-looking statements included herein attributable to each of Inter-Atlantic, Patriot or any person acting on either party's behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except to the extent required by applicable laws and regulations, Inter-Atlantic and Patriot undertake no obligations to update these forward-looking statements to reflect events or circumstances after the date of this document or to reflect the occurrence of unanticipated events. 2

Executive Summary Patriot Risk Management, Inc. ("Patriot" or "PRMI") is a rapidly growing Business Process Outsourcing ("BPO") firm specializing in insurance servicing, risk management and workers' compensation insurance Premiums managed(1) growing at a CAGR of over 40% Companies are mandated to buy workers' compensation insurance by state and federal laws The U.S. workers' compensation insurance market was over $50 billion in 2008 Additional capital will allow Patriot to dramatically increase managed premiums and fee income, which will fuel Patriot's profitable growth 3 Premiums managed, a non-GAAP measure, refers to gross alternative market and traditional premiums written by wholly owned insurance subsidiary Guarantee Insurance Company, together with gross premiums written by other insurance companies for which Patriot provides general agency and underwriting services, claim services, and in certain cases, assumes a portion of the risk. For large deductible policies, premiums managed are presented gross of deductible credit

Patriot's Senior Management - Experienced Leadership Steven Mariano, Patriot's Founder and CEO, previously founded and owned 2 highly successful financial services firms. Patriot is his third entrepreneurial venture Strategic Outsourcing Inc., a BPO firm, grew to $1 billion in revenues and was sold to Regions Bank in 2000 Tarheel Group sold a $40 million book of workers' compensation and fee-for-service business (primarily from AIG) to JPMorgan in 2004 Senior management team members have, on average, 20+ years of insurance and financial services experience, with extensive public company experience at prominent workers' compensation insurers including AIG, Liberty Mutual and Arch Insurance Company 4

5 Growth in Managed Premiums New capital creates statutory surplus to grow managed premiums 69% from $145mm in 2009E to $245mm in 2010E Premium grows significantly, however Patriot reinsures the majority of its exposure, while retaining long term insurance servicing contracts Increases Insurance Servicing Revenues The growth in managed premiums directly translates into increased insurance servicing revenues Insurance services include underwriting, policy and claims administration, nurse case management, cost containment, and captive management Use of Proceeds from Inter-Atlantic Merger EBITDA is estimated to grow 257% from $8mm in 2009E to $29mm in 2010E EBITDA would be expected to grow to over $20mm in 2010 even in the absence of no net new premiums Capital Infusion from Merger with Inter-Atlantic

6 Gross premiums written grew from $0 to $117.6mm from 2004 to 2008 Unconsolidated insurance services revenue grew from $0 to $12.3mm Regional Presence Phase 1: 2004-2008 Patriot established national "managed premium" relationships beginning in Q2 2009 Patriot now provides insurance services to carriers lacking the necessary infrastructure and expertise National Footprint Phase 2: 2009-2010 Strengthened balance sheet from IAN merger is expected to drive growth in premiums managed Large national brokerage arrangements expected to be established with national footprint and "A-rated" insurers National Distribution & "A" Rating Phase 3: 2010-2011 Evolution of Patriot's Business Model

Patriot's Competitive Advantages Highly experienced management team with a successful track record in the insurance industry Hybrid business model and alternative market expertise that generate superior returns with less underwriting risk Control of premium dollars drives fee-based subsidiaries Efficiency allows medium-sized businesses to access alternative market (risk retention solution) Opportune time to capture market share as a result of the credit crisis and market dislocations among larger insurance carriers 7 Alternative Market 40% Traditional 60% 2008 Patriot Business Mix 2010E Patriot Business Mix Traditional 35% Alternative Market 65%

Patriot is valued at a discount to earnings estimates of 68% compared to the median peer BPO firm and a discount of 35% compared to the median peer workers' compensation insurer Transaction terms agreed to on March 13, near 2009 market lows. The median peer BPO firm stock price has since appreciated 44% and the median peer workers' compensation insurer stock price has since appreciated 14%(3) Comparable companies are listed on page 30 8 Patriot Valuation vs. Market Comparables 2009E / 2010E Revenue Growth Dividend Yield per Class A Share(1) 2010E P/E TEV / 2010E EBITDA BPO Firms Median 9.0% 0.0% 16.9x 8.6x Workers' Compensation Insurance Median 2.6% 0.0% 8.3x N/A Patriot(2) 58% 10.1% 5.6x 2.5x Assuming a $0.20 per share quarterly dividend Based on a stock price of $7.96 per share. Assumes 29.99% redemption and dividend on Class A stock of $2.40 over three years. Multiples per Class A share are adjusted to reflect the value of the dividend at a present value of $2.05 per share As of August 11, 2009

Based on a stock price of $7.96 per share and an estimated 14.8 million basic shares outstanding for 2009 and 2010. Assumes 29.99% redemption of shares and dividend on Class A stock of $2.40 over three years. Multiples per Class A share are adjusted to reflect the value of the dividend at a present value of $2.05 per share 9 Transaction Valuation Metrics Patriot Data Patriot Data Patriot Data Patriot Data Transaction Price Multiples(1) Transaction Price Multiples(1) Transaction Price Multiples(1) Transaction Price Multiples(1) Transaction Price Multiples(1) Historical Guidance Guidance Overall Overall Per Class A Share Per Class A Share 2008 2009 2010 2009 2010 2009 2010 Premiums Managed $123 $145 $245 0.8x 0.5x 0.6x 0.4x Adjusted EBITDA $6.7 $8.1 $28.9 14.5x 4.1x 10.8x 3.0x Operating Basic EPS N/M N/M $1.05 N/M 7.6x N/M 5.6x Year-End Book Value $7 $44 $53 2.7x 2.2x 2.0x 1.7x ($ millions except per share data)

Inter-Atlantic Financial, Inc. ("Inter-Atlantic" or "IAN"), which raised $69mm in an October 2007 IPO, is acquiring Patriot, a rapidly growing insurance servicing and workers' compensation insurance carrier Inter-Atlantic reviewed over 100 companies before selecting Patriot The transaction provides Inter-Atlantic investors with an opportunity to participate in a rapidly growing BPO firm specializing in insurance servicing, risk management and workers' compensation insurance The combined company will operate as Patriot Risk Management, Inc. and its Class A common stock will continue to trade publicly Transaction Consideration 100% stock consideration Patriot stockholders to receive 6.9 million shares of newly issued Class B common stock at the closing of the transaction; eligible to receive up to 5 million additional shares upon the achievement of certain stock price targets over the next five years Inter-Atlantic stockholders will become holders of Class A common stock at the closing of the transaction, and are expected to receive a dividend of $0.20 per quarter until a maximum of $2.40 is paid out or Class A shares close above $11 per share for an average of 20 consecutive trading days, whichever is earlier 10 Transaction Overview

11 Addressing Post-Closing Stock Trading Issues IAN and Patriot have structured the transaction to address certain issues which have negatively impacted post-closing stock prices of other SPAC transactions All outstanding IAN warrants to be redeemed Redemption of all warrants eliminates long warrant / short stock strategy 10% annual dividend on Class A shares: expensive to short High dividend rate provides partial liquidity for Class A shareholders One year lock-up post-closing for all IAN sponsors and virtually all existing Patriot shareholders Earnout shares are based solely on Class A share price; initial earnout awarded at 50% premium to current share price ($12.00) and additional earnout shares at up to 100% premium Transaction terms set at market lows in March 2009

Patriot Risk Management Overview

13 Business Overview Insurance Services Patriot produces, underwrites and administers workers' compensation insurance plans and provides claims case management and cost containment services for insurance companies, segregated portfolio cell captives and reinsurers Patriot offers full range of workers' compensation services provided in-house including underwriting and distribution, case management, bill review, captive management and policy and claims administration Servicing revenue grows in tandem with premiums managed "Managed premium" relationships with a national footprint being implemented S Insurance Through its wholly owned insurance company subsidiary, Guarantee Insurance Company, Patriot may also participate in a portion of the insurance underwriting risk to enhance returns Patriot provides alternative market and traditional workers' compensation insurance to employers in all 50 states Patriot's alternative market business serves larger, more sophisticated employers with a wide range of risk profiles, with underwriting risks largely borne by clients Patriot's traditional business focuses on small to medium sized employers, generally in low risk industries, with underwriting risks borne by Patriot and its reinsurers Risk bearing capabilities complement "managed premium" relationships Patriot Risk Management, Inc. - Company Overview

14 Senior Management - Experienced Leadership Steven Mariano Chairman, President and CEO Since 2003 Successful entrepreneur with 22 years of experience in the insurance and financial services industry Formed Strategic Outsourcing Inc. and grew revenues to $1 billion in less than 7 years Sold Strategic Outsourcing Inc. to Union Planters Bank/Regions Bank in 2000 Sold highly successful MGA to a subsidiary of JPMorgan Chase in 2004 Formed PRMI, PRS and Patriot Services in 2003 to take advantage of unique hybrid business model Michael Grandstaff Senior Vice President and CFO Since December 2007 Served as CFO of Titan Holdings, Inc., a publicly held insurance group sold to the Travelers Companies Former Treasurer and Vice-President of Finance at Meadowbrook Insurance Group Served as CFO of a regional health insurance company from 2002 through 2007 Charlie Schuver Chief Underwriting Officer Since June 2008 Over 25 years of experience in various underwriting positions Previously served as senior underwriting officer of Arch Insurance Company Field office management, countrywide line of business executive and Strategic Development officer for Royal SunAlliance Timothy Ermatinger, CPA CEO of PRS Group Since 2006 Previously served as SVP of client services and CFO at Broadspire/Kemper National Previously served as COO of Willis Corroon Third Party Administration Services Previously served as VP of Operations for Summit Consulting (Liberty Mutual) Ex-Partner, PriceWaterhouseCoopers LLP Richard Turner Senior Vice President Since September 2008 Over 25 years of experience in the alternative risk market Served as SVP of Lexington Insurance Company (AIG), responsible for the alternative market business Served as Executive VP at Mutual Risk Management, Ltd., a leader in alternative market solutions Dean Watters VP of Business Development Since May 2008 Over 10 years of experience in distribution and delivery of BPO services Previously served as VP/General Manager of Automatic Data Processing's insurance businesses Co-founded CyberComp, the first online workers' compensation underwriting system

15 Senior Management - Experienced Leadership Robert Zamary National Vice President of Claims Since 2009 Served as EVP and COO of Avizent, a national provider of workers' compensation insurance and third party policy administration Served as VP of Self Insurance of CareWorks, the largest provider of workers' compensation managed care services in Ohio Served as Regional Manager of Ohio Bureau of Workers' Compensation Michael Sluka, CPA Vice President and Chief Accounting Officer Since 2008 Served as CFO, SVP and Treasurer of TRG Holding Corporation and TIG Insurance Company Served for over 20 years as a partner at KPMG

16 Workers' compensation insurance, including medical benefits and indemnity payments, is mandated coverage for employees under state and federal law; Patriot provides its customers with large cost-savings by allowing low risk companies to self insure with a completely outsource solution U.S. workers' compensation is over a $50 billion market, of which over $6 billion was written by AIG; AIG's difficulties have opened new opportunities for market players; opportunities for insurers to enter a market once dominated by AIG are facilitated by Patriot's managed premium services Patriot Risk Management has built a High-Growth, High-Margin Insurance Servicing Engine along with a Profitable Risk-Bearing Insurance Carrier Patriot's WC Market Penetration by State(1) New Business Drivers WC Market GWP Growth(2) 2008 NCCI state of the line report Benfield 2007 Market Share Report, U.S. Workers' Compensation Insurance (2) WC GWP ($mm)

17 Workers' Compensation Focus Patriot is exclusively focused on workers' compensation insurance services, and alternative market and traditional insurance solutions This focused approach helps provide superior products and services compared to multi-line carriers Alternative Market Expertise Currently, approximately 50% of Patriot's premiums managed are alternative market solutions Sharing the underwriting risk aligns incentives between Patriot and its clients, leading to higher margins while decreasing risk Hybrid Business Model Underwriting, distribution and claims servicing capabilities, coupled with a platform to bear risk, create a compelling value proposition for other carriers Diversification allows Patriot to move across the risk-bearing spectrum based on the underwriting cycle, market conditions and business opportunities Market Conditions Soft underwriting market puts growing cost and line-of-business diversification pressure on large insurers These conditions drive a growing demand for outsourced insurance services and "outside the box" solutions to control rising medical costs Several large dominant carriers have experienced significant capital problems due to the recent credit crisis, which has allowed Patriot to play offense, not defense Competitive Advantages in the Workers' Compensation Industry

18 Expand Third Party BPO Relationships Establish additional carrier relationships Build national platform and access A-rated insurers as needed Leverage underwriting and claims servicing platform scalability and expertise Extend nurse case management and bill review platform to other insurers and self-insured plans Organic Expansion Grow market share in existing states Capitalize on strong reputation for underwriting, customer service and claims management Expanded Distribution Channels Extend range of traditional and alternative market brokers Develop relationships with larger, national payroll companies Acquisitions & Alliances Take advantage of attractive M&A environment in workers' compensation services industry Acquire complementary organizations providing general agency and underwriting, policy and claims administration and other fee-based services Potentially acquire niche insurance companies and/or books of business that present opportunities for insurance services synergies Growth Strategy with Equity Infusion

National BPO Relationships New business processing relationships with national carriers have provided Patriot with a national footprint in all 50 states, versus its market of 23 jurisdictions prior to 2Q 2009 Patriot's plans to partner with "A-rated" insurers in the next six months, which will open up significant additional opportunities with national distributors 19 New Business Drivers 2004 - 1Q 2009 presence Complete National presence 2Q 2009 and beyond Massachusetts Texas Utah Montana California Arizona Idaho Nevada Oregon Iowa Colorado Kansas Wyoming New Mexico Missouri Minnesota Nebraska Oklahoma South Dakota Washington Arkansas North Dakota Louisiana Illinois Ohio Georgia Alabama Wisconsin Virginia Indiana Michigan Mississippi Kentucky Tennessee Pennsylvania North Carolina South Carolina West Virginia New Jersey Maine New York Vermont Maryland DC Connecticut Rhode Island Delaware New Hampshire - Florida

Claims services fees are primarily a function of medical claim frequency and severity Nurse case management - fees paid on a per claim basis Medical cost containment and bill review - fees paid as percentage of cost savings Captive administration - fees paid as percentage of captive premiums Private label fronting relationships with other insurers, which include underwriting, policy and claims administration fees as well as nurse case management and cost containment Underwriting, distribution and captive management services capitalize on Patriot's industry expertise 20 Insurance Services Segment: Services and Performance Unconsolidated Insurance Services Income ($mm) Attractive margins on insurance services business Services revenue is expected to grow in line with premiums managed 2007-2009 Growth was constrained by limited capital CAGR: 40%

Patriot has shown strong and profitable top-line growth since inception as an unrated carrier Current dislocations in the workers' compensation insurance market have caused direct benefits to Patriot Drive demand from other insurance carriers for Patriot's private label services Provide attractive returns on retained insurance premiums Patriot's innovative workers' compensation product offering including "Pay-as-you-go" distribution through payroll processing companies, not only provides cash flow benefits to policyholders but also high renewal rates and a simplified administration process Strict underwriting discipline has led to lower loss ratios than the industry, historically outperforming the workers' compensation industry 21 Patriot's Insurance Segment Performance Premiums Managed ($mm) Calendar Year Loss Ratios(1) CAGR: 40% Workers' compensation industry net calendar year loss ratios are shown on a statutory basis. Source: A.M. Best Aggregates & Averages for 2006 and 2007 and preliminary estimates from the National Council on Compensation Insurance (NCCI) for 2008

Net unrealized gains of approximately $1.0mm at June 30, 2009 AA+ average credit quality, CMBS portfolio all super-senior AAA-rated Fixed income portfolio managed by Gen Re - New England Asset Management Minimal non-agency residential housing exposures and de minimus subprime and Alt-A exposures Muni portfolio focused on General Obligation and Essential Purpose revenue bonds with no California exposures 22 High Quality Investment Portfolio Investment Portfolio at June 30, 2009 : $55.1 MM Investment Portfolio at June 30, 2009 : $55.1 MM Investment Portfolio at June 30, 2009 : $55.1 MM Portfolio Mix Fixed Maturity Securities by S&P Rating Average Quality: AA+ Average Duration: 2.96 years MBS Sector is 100% Agency MBS CMO Sector includes two non-Agency CMO's with a total fair value of $331,000. One of the holdings is an Alt-A security with a fair value of $82,000

Appendix Transaction Overview - Business Model and Drivers - Historical and Projected Financials - Comparable Forward Trading Multiples

24 Transaction Overview Transaction Parties Inter-Atlantic Financial, Inc. (NYSE Amex: IAN) Publicly traded special purpose acquisition company ("SPAC"), raised $69mm by selling 8.6mm units (1 common share and 1 warrant per unit) at $8 per unit in October 2007 Patriot Risk Management, Inc. A rapidly growing BPO firm specializing in insurance servicing, risk management and workers' compensation insurance Deal Considerations Stock for stock acquisition 6.9mm shares of Inter-Atlantic class B common stock (no dividend) to Patriot stockholders Earn-out of up to 5.0 million additional shares in 1.0 million share increments in the event that stock closes above $12, $13, $14, $15, $16 per share (for an average of 20 consecutive trading days) prior to fifth anniversary Lock-up of 12 months for substantially all current Patriot stockholders Inter-Atlantic stockholders at the time of closing will become holders of Class A common stock, which is expected to pay a dividend of $0.20 per quarter until a maximum of $2.40 is paid or Class A shares close above $11 per share for an average of 20 consecutive trading days, whichever is earlier Corporate Governance At closing, all previous executive officers of Inter-Atlantic will resign and executive officers going forward will consist of Patriot's management team Board of Directors to be comprised of the current Patriot Board of Directors plus Andrew S. Lerner and Frederick S. Hammer of Inter-Atlantic Stock option plan to be submitted for approval by Inter-Atlantic stockholders Closing Conditions Warrant modification Patriot is not obligated to complete the Transaction unless the terms of the warrants are modified with the consent of a majority of the warrant holders such that all outstanding Inter-Atlantic warrants are effectively redeemed at closing for no more than $0.50 per warrant Minimum cash condition Patriot is not obligated to complete the Transaction unless Inter-Atlantic has a minimum of $35,000,000 in cash at closing net of transaction expenses and share/warrant redemptions

25 Insurance Services Segment Insurance Segment Insurance Segment Insurance Segment Insurance Services Segment Alternative Market Traditional Workers' Comp. Overview of Workers' Compensation Services: Claims Services Nurse case management Bill review and cost containment Agency and Underwriting Services General agency services Private label underwriting services & policy and claims administration Segregated cell captive mgt. For policyholders, agents and others who desire to share in underwriting results: Segregated portfolio cell captives Minimal risk bearing Fronting, underwriting, administration and captive management services Large deductible plans and retros Guaranteed cost risk-bearing insurance plans Customer Profile: Captive insurance companies Reinsurance companies Insurance companies on a private label basis Self-insured plans Typically more sophisticated employers Wide range of risk profiles Average annual premium of $800k Small to medium-sized employers Low risk industries Average annual premium of $11k Competitive Advantages: Insurance segment synergies Loss ratio improvements Fee revenue driven by medical costs not insurance rates Registered nurses on staff Preferred physician & Rx networks Monoline niche expertise Alignment of incentives with policyholders, agents and others Wealth creation vehicle for captive owners Expertise is a substantial barrier to entry "Pay-as-you-go" distribution through payroll processing companies Cash flow benefits to policyholder Administrative efficiencies Less sensitive to pricing cycles Higher renewal rates Patriot Patriot's Hybrid Business Model - Unique Among Competitors

26 Alternative Market Demand and Expertise Patriot's alternative market expertise, particularly with segregated portfolio cell captive reinsurance arrangements, which permit policyholders, agents and others to participate in the majority of the underwriting risk, will continue to present compelling market opportunities Traditional insurance makes up approximately 70% of the total $327 billion commercial risk protection market, with alternative risk transfer solutions making up about 30%(1) Alternative market solutions make up roughly 43% of the total workers' compensation market (1) Large companies (those with more than $1 billion in revenue) are the biggest users of alternative risk transfer vehicles with 62% participation, however smaller companies (with less than $100mm in revenue and 18% of the total market share) are expected to grow interest in alternative risk(1) New Business Drivers (1) Sources: Robert P. Hartwig, President, Insurance Information Institute, 1/21/08

Estimated Growth and Earnings 27 ($ thousands) Assumes 29.99% redemption of Inter-Atlantic Financial common shares

28 Selected Historical Financial Data - Income Statement

29 Selected Historical Financial Data - Balance Sheet

30 Comparable Forward Trading Multiples (1) Based on Bloomberg consensus estimates as of 8/10/2009 (2) Estimates for 2009 and 2010 EPS and EBITDA are not available. LTM multiples are used instead (3) Estimates for 2009 and 2010 EBITDA are not available. LTM multiples are used instead. Stock Price and Market Cap are based on weighted average share price of Class A and B shares. The two classes have identical economic benefits, but Class A shares have no voting rights